UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 14, 2022

Conn's, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34956	06-1672840
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2445 Technology Forest Blvd., Suite 800 The Woodlands, Texas	77381
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (936) 230-5899

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	CONN	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On July 14, 2022, Conn’s, Inc. (the “Company”), Conn’s Receivables Funding 2022-A, LLC, a newly formed special purpose entity that is indirectly owned by the Company (the “Issuer”), Conn Appliances Receivables Funding, LLC, an indirect wholly owned subsidiary of the Company (the “Depositor”), and Conn Appliances, Inc., a direct and wholly owned subsidiary of the Company (“Conn Appliances”), entered into a Note Purchase Agreement (the “Note Purchase Agreement”) with J.P. Morgan Securities LLC, Deutsche Bank Securities Inc. and MUFG Securities Americas Inc. (collectively, the “Initial Purchasers”), for the sale of the Issuer’s 5.87% $275,600,000 Asset Backed Fixed Rate Notes, Class A, Series 2022-A (the “Class A Notes”) and 9.52% $132,090,000 Asset Backed Fixed Rate Notes, Class B, Series 2022-A (the “Class B Notes” and, together with the Class A Notes, the “Purchased Notes”). The Issuer will also issue the 0.00% $63,090,000 Asset Backed Fixed Rate Notes, Class C, Series 2022-A (the “Class C Notes”) and the Asset Backed Notes, Class R, Series 2022-A (the “Class R Notes” and, collectively with the Purchased Notes and the Class C Notes, the “Series 2022-A Notes”) The Class C Notes and the Class R Notes will be retained by the Depositor on the Closing Date. The Class R Notes will not have a principal amount or interest rate and will be transferred to the Depositor on the Closing Date to satisfy the risk retention obligations of Conn Appliances. It is anticipated that the Series 2022-A Notes will be issued on or about July 21, 2022 (the “Closing Date”). The Series 2022-A Notes have not been and will not be registered under the Securities Act of 1933, as amended (the “Securities Act”) or the securities laws of any jurisdiction. The Purchased Series 2022-A Notes are being sold initially to the Initial Purchasers and then reoffered and resold only (i) to “Qualified Institutional Buyers” as defined in Rule 144A under the Securities Act (“Rule 144A”) in transactions meeting the requirements of Rule 144A or (2) solely with respect to the Class A Notes, outside the United States to non-U.S. Persons in transactions in compliance with Regulation S under the Securities Act.

Attached as Exhibit 1.1 is the Note Purchase Agreement.

Item 9.01 Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits

The exhibit number corresponds with Item 601(a) of Regulation S-K.

Exhibit No.	Description

Exhibit 1.1	Note Purchase Agreement, dated July 14, 2022, by and among the Company, the Issuer, the Depositor, Conn Appliances and the Initial Purchasers.

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONN'S, INC.

Date:	July 18, 2022	By:	/s/ Mark L. Prior
		Name:	Mark L. Prior
		Title:	Vice President, General Counsel & Secretary